UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):

August 8, 2016

Commission File Number: 333-199583

DOCASA, INC. (f/k/a FWF Holdings, Inc.)
(Exact name of Registrant as specified in its charter)

Nevada	41-1305387
(State of incorporation)	(IRS Employer ID Number)

1901 North Roselle Road, Suite 800
Schaumburg, Illinois 60195

 (Address of principal executive offices)

(630) 250-2709

Registrant's telephone number, including area code

Stiftstr 32, Hamburg, Germany 20099

Former Address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISRANT'S CERTIFYING ACCOUNTANT.

DOCASA, Inc. (f/k/a FWF Holdings Inc., the "Company") has dismissed PLS Certified Public Accountants (the "Former Accounting Firm") as its independent registered public accounting firm, effective as of August 8, 2016. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

ITEM 4.01(A) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)	On August 8, 2016, the Company dismissed the Former Accounting Firm as its independent registered public accounting firm effective on that date.

(ii)	The Former Accounting Firm of the Company's financial statements has not issued an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles up to and including August 8, 2016.

(iii)	The reports of the Former Accounting Firm on the Company's financial statements as of and for the year ended July 31, 2015 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has incurred net losses since inception and existing uncertain conditions which the Company faces relative to its obtaining capital in the equity markets.

(v)	The Company's Board made the decision to change independent accountants, acting under authority delegated to it, and approved the change of the independent accountants at a Board of Director's meeting on August 8, 2016.

(iv)	During the period through August 8, 2016, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K.

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company has filed in the State of Nevada per NRS §78.390 to officially change its name moving forward to DOCASA, Inc. The Company has filed in the State of Nevada to amend its fiscal year end from July 31st to August 31st. The Company has also filed with FINRA to change its symbol.

ITEM 8.01 OTHER EVENTS.

The Company has changed is corporate office address to 1901 North Roselle Road, Suite 800, Schaumburg, Illinois 60195, with a telephone number of (630) 250-2709.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

10.1	Certificate of Amendment, Change of Name

10.2	Certificate of Amendment, Change of Fiscal Year

16.1	Letter from PLS Certified Public Accountants

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCASA, Inc. (f/k/a FWF Holdings, Inc.)

Date: August 16, 2016	By:	/s/ Pankaj Rajani
Pankaj Rajani
Chief Executive Officer

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